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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2015

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Seligman Premium Technology Growth Fund

September 30, 2015 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 95.8%
CONSUMER DISCRETIONARY 0.9%
Diversified Consumer Services 0.9%
LifeLock, Inc. (a)	248,200	$2,174,232
TOTAL CONSUMER DISCRETIONARY		2,174,232
HEALTH CARE 0.3%
Health Care Technology 0.3%
Veeva Systems Inc., Class A (a)	32,400	758,484
TOTAL HEALTH CARE		758,484
INFORMATION TECHNOLOGY 94.5%
Communications Equipment 5.2%
Arista Networks, Inc. (a)	51,369	3,143,269
Arris Group, Inc. (a)	35,700	927,129
Cisco Systems, Inc.	137,200	3,601,500
F5 Networks, Inc. (a)	41,800	4,840,440
Palo Alto Networks, Inc. (a)	2,300	395,600
Total		12,907,938
Internet Software & Services 5.8%
Facebook, Inc., Class A (a)	19,600	1,762,040
Google, Inc., Class A (a)	8,900	5,681,493
Google, Inc., Class C (a)	10,324	6,281,328
Q2 Holdings, Inc. (a)	28,067	693,816
Total		14,418,677
IT Services 7.8%
Computer Sciences Corp.	49,500	3,038,310
Euronet Worldwide, Inc. (a)	10,990	814,249
Fidelity National Information Services, Inc.	24,800	1,663,584
Sabre Corp.	75,768	2,059,374
Travelport Worldwide Ltd.	190,300	2,515,766
Vantiv, Inc., Class A (a)	22,500	1,010,700
Visa, Inc., Class A (b)	99,300	6,917,238
WNS Holdings Ltd., ADR (a)	48,821	1,364,547
Total		19,383,768
Semiconductors & Semiconductor Equipment 47.5%
Advanced Energy Industries, Inc. (a)	166,400	4,376,320
Altera Corp.	55,000	2,754,400
Applied Materials, Inc.	40,500	594,945
Avago Technologies Ltd. (b)	87,027	10,879,245
Broadcom Corp., Class A (b)	263,914	13,573,097
Cavium, Inc. (a)	45,800	2,810,746
Cypress Semiconductor Corp.	96,200	819,624
Freescale Semiconductor Holdings I Ltd. (a)	33,885	1,239,513
Lam Research Corp. (b)	310,500	20,284,965

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor Corp. (a)	703,516	$2,708,537
Mattson Technology, Inc. (a)	505,894	1,178,733
Maxim Integrated Products, Inc. (b)	274,800	9,178,320
Microsemi Corp. (a)(b)	218,477	7,170,415
Qorvo, Inc. (a)	144,100	6,491,705
Skyworks Solutions, Inc.	58,556	4,931,001
Synaptics, Inc. (a)(b)	198,006	16,327,575
Teradyne, Inc. (b)	712,100	12,824,921
Total		118,144,062
Software 20.9%
Activision Blizzard, Inc.	10,800	333,612
AVG Technologies NV (a)	70,900	1,542,075
Check Point Software Technologies Ltd. (a)(b)	96,400	7,647,412
Imperva, Inc. (a)	3,400	222,632
King Digital Entertainment PLC	477,800	6,469,412
Nuance Communications, Inc. (a)	19,416	317,840
Red Hat, Inc. (a)	18,200	1,308,216
Rovi Corp. (a)	260,200	2,729,498
Salesforce.com, inc. (a)	35,700	2,478,651
SolarWinds, Inc. (a)	104,595	4,104,308
Synchronoss Technologies, Inc. (a)	5,700	186,960
Synopsys, Inc. (a)(b)	394,444	18,215,424
Verint Systems, Inc. (a)	59,800	2,580,370
VMware, Inc., Class A (a)	49,000	3,860,710
Total		51,997,120
Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc. (b)	128,100	14,129,430
Electronics for Imaging, Inc. (a)	72,500	3,137,800
EMC Corp.	10,600	256,096
QLogic Corp. (a)	70,700	724,675
Total		18,248,001
TOTAL INFORMATION TECHNOLOGY		235,099,566
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
Ooma, Inc. (a)	19,100	132,745
TOTAL TELECOMMUNICATION SERVICES		132,745
Total Common Stocks (Cost: $205,206,948)		$238,165,027

	Shares	Value

Money Market Funds 4.5%
Columbia Short-Term Cash Fund, 0.169% (c)(d)	11,137,581	$11,137,581
Total Money Market Funds (Cost: $11,137,581)		$11,137,581

Total Investments
(Cost: $216,344,529) (e)		$249,302,608(f)
Other Assets & Liabilities, Net		(666,363)
Net Assets		$248,636,245

At September 30, 2015, securities totaling $122,590,250 were pledged as collateral.

Investments in Derivatives Open Options Contracts Written at September 30, 2015

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
NASDAQ 100 Index	Call	270	4,400.00	296,354	10/2015	214,650

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with options contracts.
(c)	The rate shown is the seven-day current annualized yield at September 30, 2015.
(d)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended September 30, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,370,399	63,043,147	(54,275,965)	11,137,581	4,085	11,137,581

(e)

At September 30, 2015, the cost of securities for federal income tax purposes was approximately $216,345,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$46,089,000
Unrealized Depreciation	(13,131,000)
Net Unrealized Appreciation	$32,958,000

(f)	Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Abbreviation Legend
ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•                                         Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•                                         Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•                                         Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at September 30, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	2,174,232	—	—	2,174,232
Health Care	758,484	—	—	758,484
Information Technology	235,099,566	—	—	235,099,566
Telecommunication Services	132,745	—	—	132,745
Total Common Stocks	238,165,027	—	—	238,165,027
Money Market Funds	—	11,137,581	—	11,137,581
Total Investments	238,165,027	11,137,581	—	249,302,608
Derivatives
Liabilities
Options Contracts Written	(214,650)	—	—	(214,650)
Total	237,950,377	11,137,581	—	249,087,958

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	2,370,399	2,370,399	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

Item  2. Controls and Procedures.

(a)        The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)        There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	November 20, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	November 20, 2015